ENERGY
RESEARCH
CORPORATION       3 Great Pasture Road, Danbury, CT 06813 203-825-6000





--------------------------------------------------------------------------------
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                           TO BE HELD MARCH 30, 1999
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF ENERGY RESEARCH CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of Energy Research Corporation (the "Company") will be held at The American Stock Exchange, Boardroom-13th Floor, 86 Trinity Place, New York, NY 10006 on March 30, 1999 at 10:00 a.m. Eastern Daylight Savings Time for the following purposes:

     1. To elect ten (10) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. Such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 5, 1999 are entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              JOSEPH G. MAHLER
                                              CORPORATE SECRETARY

Danbury, Connecticut
February 26, 1999

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           ENERGY RESEARCH CORPORATION
                (Name of Registrant as Specified In Its Charter)
              ----------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
         (1)  Title  of  each   class  of   securities   to  which   transaction
         applies:_______
         (2) Aggregate number of securities to which transaction applies:_______
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):_____
         (4) Proposed maximum aggregate value of transaction: _______
         (5) Total Fee paid:_______
|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filingfor which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:_______
         (2) Form, Schedule or Registration Statement No. _______
         (3) Filing Party:_______
         (4) Date Filed:_______

ENERGY
RESEARCH
CORPORATION       3 Great Pasture Road, Danbury, CT 06813 203-825-6000


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                           ENERGY RESEARCH CORPORATION
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 1999
--------------------------------------------------------------------------------


         This Proxy Statement is furnished to the shareholders of Energy Research Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on March 30, 1999 at The American Stock Exchange, Boardroom-13th Floor, 86 Trinity Place, New York, NY 10006 at 10:00 a.m. Eastern Daylight Savings Time. The Company is a New York corporation with its principal executive offices at 3 Great Pasture Road, Danbury, CT 06813.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is February 26, 1999.

                                     VOTING

General

         The securities which can be voted at the Annual Meeting consist of Common Stock of the Company, $.0001 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is February 5, 1999. On the record date, 4,166,873 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to elect the directors. Abstentions, including broker non-votes, will have no effect on the outcome of this matter.

Voting by Proxy

         In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

         Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Corporation, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Ten directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the ten persons named below as nominees. All of the nominees are at present directors of the Company. If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

         The following table sets forth certain information for each nominee for election as a director.

                                                                                                        DIRECTOR
NAME                                  AGE                     PRINCIPAL OCCUPATION                       SINCE
----                                  ---                     --------------------                      --------

Jerry D. Leitman                      56      Jerry  D.  Leitman  has  been  President  and  Chief        1997
                                              Executive   Officer  of  the  Company  since  August
                                              1997. Mr.  Leitman was previously  President of ABB,
                                              Asea Brown  Boveri's  global air  pollution  control
                                              businesses  from 1992 to 1995.  Prior to joining ABB
                                              Mr.  Leitman was Group  Executive  Vice President of
                                              FLAKT AB, a Swedish  multinational,  responsible for
                                              FLAKT`s  worldwide  industrial  businesses from 1989
                                              to  1992.  Mr.  Leitman  is  also a  Director  and a
                                              member  of  the   Audit   Committee   of   Esterline
                                              Technologies,  Inc.Mr.  Leitman  received  both a BS
                                              and  MS  in  Mechanical   Engineering  from  Georgia
                                              Institute   of   Technology   in  1965   and   1967,
                                              respectively.


Bernard S. Baker                      62      Dr.  Baker  joined  the  Company  in  1970  and  was        1970
                                              President  from 1973 to  August  1997 when he became
                                              Chairman of the Board of  Directors  of the Company.
                                              He was  also a  part-time  employee  of the  Company
                                              from  August  1997 to May  31,  1998.  From  May 31,
                                              1998 to  December  31, 1998 he was a  consultant  to
                                              the Company.  He was Chief Executive  Officer of the
                                              Company   from  March  1992  to  August   1997.   He
                                              received  a Ph.D  from  the  Illinois  Institute  of
                                              Technology  in 1969,  and was a Fulbright  Fellow at
                                              the   Laboratory   for   Electrochemistry   at   the
                                              University of Amsterdam  subsequent to his receiving
                                              his Master of Science in Chemical  Engineering  from
                                              the University of Pennsylvania in 1959.


Hansraj C. Maru                       54      Dr. Maru has been  Executive  Vice  President  since        1992
                                              December 1992. Dr. Maru was Chief Operating  Officer
                                              from  December  1992  through   December  1997.  Dr.
                                              Maru joined the Company in 1977.  Dr. Maru  received
                                              a Ph.D.  in Chemical  Engineering  from the Illinois
                                              Institute of Technology in 1975.


Christopher R. Bentley                56      Mr. Bentley has been Executive Vice President  since        1993
                                              joining the Company in September  1990.  Mr. Bentley
                                              was    President   of   Fuel   Cell    Manufacturing
                                              Corporation  from  September  1990 to December 1997.
                                              From  1985   through   1989  he  was   Director   of
                                              Manufacturing  (1985),  Vice  President  and General
                                              Manager  (1985-1988)  and President  (1988-1989)  of
                                              the  Turbine  Airfoils  Division of  Chromalloy  Gas
                                              Turbine  Corporation,  a major  manufacturer  of gas
                                              turbine  hardware.  Mr. Bentley received a BSME from
                                              Tufts University in 1966.


                                       -2-

Thomas L. Kempner                     71      Thomas  Kempner  was the  Chairman  of the  Board of        1988
                                              Directors  of the Company  from March 1992 to August
                                              1997.  He has  been  Chairman  and  Chief  Executive
                                              Officer of Loeb Partners  Corporation since 1979 and
                                              a general  partner of Loeb  Investors  Co. LXXV,  an
                                              affiliate  of  Loeb  Partners   Corporation  and  an
                                              investment  partnership.  Mr.  Kempner is a director
                                              of Alcide  Corporation,  IGENE  Biotechnology,  Inc,
                                              Intermagnetics General Corporation,  CCC Information
                                              Services  Group,  Inc. and Roper  Starch  Worldwide,
                                              Inc.  and director  emeritus of Northwest  Airlines,
                                              Inc.


William A. Lawson                     65      William  Lawson  has been  President  since  1987 of        1988
                                              W.A. Lawson Associates,  an industrial and financial
                                              consulting  firm.  Mr.  Lawson has been  Chairman of
                                              the Board of Directors of Newcor,  Inc.  since March
                                              1991.   Chairman  and  Chief  Executive  Officer  of
                                              Bernal   International   Inc.   since   March   1997
                                              (formerly  Atlantic  Eagle Inc.).  Mr.  Lawson was a
                                              director of Old Kent-Central Bank from 1981 to 1997.


Warren D. Bagatelle                   60      Warren  Bagatelle  has been a Managing  Director  of        1988
                                              Loeb   Partners    Corporation   since   1988.   Mr.
                                              Bagatelle  is  a  director  of  Genisys  Reservation
                                              Systems,   Inc.  (formerly  Corporate  Travel  Link,
                                              Inc.) which owns and  operates  an  internet  travel
                                              business.


Richard M.H. Thompson                 64      From November 1991 through  December  1997,  Richard        1988
                                              Thompson  was the  President  and Director of Rotary
                                              Power  International,  Inc., a company that designed
                                              and  built   rotary   engines   for   military   and
                                              commercial  uses. Mr.  Thompson has been Chairman of
                                              the   Executive   Committee  of  the  Company  since
                                              January   1988.   Since  March  1987,  he  has  been
                                              President  of Richard  M.H.  Thompson &  Associates,
                                              Inc.,  a private  investment  company and  financial
                                              advisor   serving  a  variety  of   technology   and
                                              emerging growth companies.


Michael Bode                          53      Michael Bode joined  Messerschmitt-Bolkow-Blohm GmbH        1993
                                              in 1974,  where he had held a variety  of  positions
                                              since  that  time.  He  became  Vice  President  and
                                              Director  of the New  Technology  group of the Space
                                              Transportation  and Propulsion  Systems  division of
                                              Deutsche  Aerospace AG, a subsidiary of Daimler-Benz
                                              Corp.  in 1990.  Since July 1993,  Mr. Bode has been
                                              Vice  President  and Director of the New  Technology
                                              group of Daimler Benz affiliate  MTU-Friedrichshafen
                                              GmbH.


James D. Gerson                       55      Since  March 1993,  Mr.  Gerson has been Senior Vice        1992
                                              President  of   Fahnestock   &  Co.,   Inc.  and  is
                                              currently  Portfolio  Manager of the Hudson  Capital
                                              Appreciation  Fund, a mutual fund. From January 1992
                                              to March 1993,  Mr. Gerson was Senior Vice President
                                              and Managing  Director of Corporate Finance of Reich
                                              & Co.,  Inc. Mr. Gerson also serves as a director of
                                              Ag  Services  of  America,   Inc.,   American  Power
                                              Conversion Corp.,  Arguss Holdings,  Inc.,  Computer
                                              Outsourcing  Services,  Inc. and Hilite  Industries,
                                              Inc.


Jerry D. Leitman has been nominated as a director pursuant to his employment agreement. See "Employment Agreement." Michael Bode has been nominated as a director at the request of MTU-Friedrichshafen GmbH ("MTU"). Certain shareholders of the Company have agreed to vote their shares in favor of a nominee of MTU for so long as MTU owns at least 10% of the Common Stock of the Company. See "Certain Transactions.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS



         The Board of Directors held six meetings during the fiscal year ended October 31, 1998. All incumbent directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they were members. The Company does not have a standing nominating committee.

Executive Committee

         The Board of Directors has an Executive Committee comprised of Richard Thompson (Chairman), Warren Bagatelle, William Lawson, Jerry Leitman and Bernard Baker, which held one meeting during fiscal 1998. The Executive Committee has and exercises the powers of the Board in monitoring the management of the business of the Company between meetings of the Board of Directors.

Audit Committee

         The Company has an Audit Committee consisting of Messrs. Bagatelle (Chairman), Thompson and Lawson. The Audit Committee had one meeting in fiscal 1998 and has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditors' examination and reviewing annual financial statements.

Compensation Committee

         The Company has a Compensation Committee consisting of Messrs. Lawson (Chairman), Thompson and Bagatelle. The Compensation Committee had four meetings in fiscal 1998. The functions of the Compensation Committee are to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer the Energy Research Corporation Section 423 Stock Purchase Plan, the Energy Research Corporation 1988 Stock Option Plan, as amended (the "1988 Plan"), and the Energy Research Corporation 1998 Equity Incentive Plan (the "1998 Plan").

Director Compensation

         The Company currently pays a director fee of $1,250 per month to Warren Bagatelle in connection with his duties as Chairman of the Audit Committee. The Company also pays a director fee of $1,250 per month to Thomas Kempner. The
Company also pays a director's fee of $1,500 per month to William Lawson in connection with his duties as Chairman of the Compensation Committee and his activities on the Audit and Executive Committees. Mr. Gerson is currently paid $1,000 each month in connection with his duties as a director of the Company. Mr. Thompson is currently paid $2,000 each month in connection with his duties as Chairman of the Executive Committee, and his activities on the Audit and Compensation Committees. The Company reimburses certain directors for reasonable expenses incurred in connection with the performance of their duties as directors.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as ofFebruary 5, 1999 by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company, each of the executive officers named under the heading "Executive Compensation" below and all directors and executive officers of the Company as a group (11 persons). This information is based upon information received from or on behalf of the named individuals.



                                            AMOUNT AND NATURE OF BENEFICIAL
NAME                                                  OWNERSHIP (1)                      PERCENT OF CLASS
----                                        -------------------------------              ----------------

Warren D. Bagatelle                                    501,284 (2)                            12.03
c/o Loeb Partners Corp.
61 Broadway
New York, NY  10006

Thomas L. Kempner                                      361,667 (2)                             8.68
c/o Loeb Partners Corp.
61 Broadway
New York,  NY  10006

Loeb Investors Co., LXXV                               361,667 (2)                             8.68
61 Broadway
New York, NY  10006

James D. Gerson                                        210,333 (3)                             5.05
c/o Fahnestock and Co.
780 3rd Avenue
New York, NY  10017

Jerry D. Leitman                                       100,000 (4)                             2.40

Bernard S. Baker                                        42,299 (5)                             1.02

Richard M.H. Thompson                                   72,750 (6)                             1.75

William A. Lawson                                       55,666                                 1.34

Christopher R. Bentley                                  44,824 (7)                             1.08

Hansraj C. Maru                                         29,950 (8)                                *

Louis P. Barth                                          17,650                                    *

Michael Bode                                                -- (9)                                *

Daimler Benz affiliate                                 457,758                                10.98
MTU-Friedrichshafen
GmbH ("MTU")
Abt. VC, Gebaude 6.1
Zimmer 102A  D-85521 Ottobrunn
Germany

All Directors and Executive                         1,057,106 (10)                            25.37
     Officers as a Group
     (11 persons)
---------------------------------------------------------------------------------------------------
*    Less than one percent.

(1) Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2) Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is a member of a group, as that term is used in Section 13(d) of the Exchange Act, which group, in the aggregate, owns 501,284 shares of Common Stock.
(3) Mr. Gerson's shareholdings include 36,400 shares held by his wife, Barbara Gerson, as Custodian for two minor children and also includes 15,800 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and by the private foundation.
(4) Mr. Leitman's shareholdings include currently exercisable options to purchase 100,000 shares of Common Stock.
(5) Includes 6,900 shares owned by Dr. Baker's wife, Cornelia Baker. Also includes currently exercisable options to purchase 20,000 shares of Common Stock.
(6) Mr. Thompson's shareholdings are held jointly with his wife, Elizabeth Thompson. Mr. Thompson's shareholdings do not include (i) 2,777 shares owned beneficially by Intervalora Investments Inc. ("Intervalora"), a company owned by a trust, the sole beneficiaries of which are Mr. Thompson's children or (ii) 96,000 shares owned beneficially by Malbena Foundation Vaduz ("Malbena"), a trust, the sole beneficiaries of which are Mr. Thompson's children. Mr. and Mrs. Thompson disclaim beneficial ownership in the Common Stock owned by Intervalora and Malbena.
(7) Mr. Bentley's shareholdings include currently exercisable options to purchase 41,899 shares of Common Stock.
(8) Dr. Maru's shareholdings include currently exercisable options to purchase 14,500 shares of Common Stock.
(9)     Michael Bode is an executive officer of MTU.
(10) Includes currently exercisable options to purchase 176,399 shares of Common Stock. Does not include the shares of Common Stock beneficially owned by Louis P. Barth, who is no longer an executive officer of the Company.

                             EXECUTIVE COMPENSATION



         The following table sets forth the compensation during the last three fiscal years of the Chief Executive Officer and each of the executive officers of the Company whose annual salary and bonus, if any, exceeded $100,000 for services in all capacities to the Company during the last fiscal year (the"named executive officers").



                           SUMMARY COMPENSATION TABLE


                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                           ----------------------
                                            ANNUAL COMPENSATION                   AWARDS
                                  ---------------------------------------- ----------------------

NAME AND                                                                         SECURITIES              ALL OTHER
PRINCIPAL                                        SALARY          BONUS       UNDERLYING OPTIONS        COMPENSATION
POSITION                            YEAR           ($)            ($)                #                     ($)
-------------------------------------------------------------------------------------------------------------------

Jerry D. Leitman (1)              1998           320,008            -0-             -0-                   $6,217
President, Chief Executive        1997            73,848            -0-         250,000                      -0-
Officer

Hansraj C. Maru                   1998           171,885         27,000             -0-                   16,105 (2)
Executive Vice President,         1997           163,220         27,000             -0-                   14,400
Chief Operating                   1996           152,221         31,000           6,000                   13,631
Officer

Christopher R. Bentley            1998           205,536         32,000             -0-                   17,190 (3)
Executive Vice                    1997           195,514         32,000             -0-                   14,400
President                         1996           185,246         36,000           6,000                   13,500

Louis P. Barth (4)                1998           148,013         26,000             -0-                   14,305 (5)
Senior VP,                        1997           148,171         26,000             -0-                   13,993
Chief Financial Officer,          1996           138,174         29,000           6,000                   14,455
Treasurer, Corporate
Secretary

--------------------------------------------------------------------------------------------------------------------




(1) Mr. Leitman joined the Company as President and Chief Executive Officer on August 4, 1997.
(2) Represents employer contributions to the Defined Contribution Pension Plan of $6,400, employer contributions to the Section 401(k) Plan of $8,000 and life insurance premiums of $1,705.
(3) Represents employer contributions to the Defined Contribution Pension Plan of $6,400, employer contributions to the Section 401(k) Plan of $8,000 and life insurance premiums of $2,790.
(4) Mr. Barth was employed by the Company in the capacities indicated until October 1, 1998.
(5) Represents employer contributions to the Defined Contribution Pension Plan of $5,852, employer contributions to the Section 401(k) Plan of $7,315 and life insurance premiums of $1,138.

         The following table sets forth certain information with respect to the aggregated number and value of options exercisable and unexercisable by the named executive officers as of October 31, 1998. The Company did not grant any options to the named executive officers of the Company during the fiscal year ended October 31, 1998.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES





                                                                             NUMBER OF               VALUE OF
                                                                             SECURITIES             UNEXERCISED
                                                                             UNDERLYING             IN-THE-MONEY
                                                                             UNEXERCISED             OPTIONS AT
                                   SHARES                               OPTIONS AT 10/31/98           10/31/98
                                 ACQUIRED ON                                EXERCISABLE/            EXERCISABLE/
                                  EXERCISE      VALUE REALIZED             UNEXERCISABLE           UNEXERCISABLE (1)
            NAME                     (#)              ($)                        (#)                    ($)
---------------------------------------------------------------------------------------------------------------------

Jerry D. Leitman                       -0-             -0-                 100,000  (2)             337,500 (2)
                                                                           150,000  (3)             506,250 (3)

Hansraj C. Maru                        -0-             -0-                  13,000  (2)              38,000 (2)
                                                                             3,000  (3)               3,000 (3)

Christopher R. Bentley               2,601          22,759                  40,399  (2)             330,241 (2)
                                                                             3,000  (3)               3,000 (3)

Louis P. Barth                         -0-             -0-                   3,000  (2)               3,000 (2)
                                                                             3,000  (3)               3,000 (3)


(1) Based upon the closing price of $13.25 on October 31, 1998 of the Company's Common Stock on The American Stock Exchange minus the respective option exercise price.
(2)     Exercisable.
(3)     Unexercisable.



                              EMPLOYMENT AGREEMENT

         In August 1997, the Company entered into an employment agreement with Mr. Leitman upon hiring him as its President and Chief Executive Officer. Under the agreement, which is terminable by either party upon 30 days notice, Mr. Leitman is entitled to a minimum annual salary of $320,000 and a bonus based upon an incentive compensation plan to be developed by Mr. Leitman with the Compensation Committee. In addition, upon entering into the agreement, the Company granted Mr. Leitman options to purchase 250,000 shares of Common Stock. The agreement also provides Mr. Leitman with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company. In certain circumstances, if Mr. Leitman's employment is terminated during the first five years of his employment, including a termination by Mr. Leitman upon a change of control, Mr. Leitman will be entitled to a severance benefit equal to (i) two times his then base salary, plus (ii) an amount equal to Mr. Leitman's bonus from the Company for the immediately preceding year. The agreement also contains non-disclosure provisions and prohibits Mr. Leitman from competing with the Company during the term of his employment and for a period of two years thereafter. Under the Agreement, the Company has agreed to use its best efforts to cause Mr. Leitman to be elected to the Board of Directors and to appoint Mr. Leitman as a member of the Executive Committee of the Board of Directors.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Decisions regarding certain executive compensation are made by the Compensation Committee, which is composed of Warren D. Bagatelle, Richard M.H. Thompson and William A. Lawson. Decisions with respect to the salary and bonus of the Chief Executive Officer are made by the Compensation Committee. The Chief Executive Officer is responsible for the salary administration of the remaining executive officers. The Company has an informal incentive compensation plan. The Compensation Committee is responsible for approval of the incentive awards with significant reliance on the recommendations of the Chief Executive Officer.

         Stock option awards under the 1988 Plan and the 1998 Plan are approved by either the Compensation Committee or the Board of Directors with reliance upon the recommendations of the Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 1998 and no member is a former officer of the Company.

         The Company has entered into an agreement with Loeb Partners Corporation pursuant to which Loeb Partners Corporation will serve as the lead standby underwriter for the rights offering currently being conducted by Evercel, Inc., a former subsidiary of the Company ("Evercel"). The Company recently effected a spin-off of Evercel by means of a distribution to its stockholders of 100% of the shares of Common Stock of Evercel. Mr. Bagatelle, a member of the Compensation Committee of the Company, is a Managing Director of Loeb Partners Corporation.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's primary objectives in developing executive compensation policies are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the shareholders of the Company.

         The compensation of executive officers consists of base compensation, bonus, periodic grants of options and participation in benefit plans generally available to employees. In setting compensation, the Compensation Committee and the Chief Executive Officer strive to maintain base compensation for the Company's executive officers at levels which the Compensation Committee and the Chief Executive Officer, based on their experience, believe are competitive with the compensation of comparable executive officers in similarly situated companies while relying upon stock options and the informal bonus plan to provide significant performance incentives.

         Executive officers are eligible to participate in an informal bonus plan. Awards under the informal bonus plan are determined by the Compensation Committee. The Compensation Committee relies significantly upon the recommendation of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive discretionary bonuses based upon a subjective evaluation of the performance of the Company and their contributions to the Company. The incentive compensation plan is currently being re-evaluated by the Chief Executive Officer and the Compensation Committee.
The development of a new incentive compensation plan is in process.

         Each of the executive officers and certain key employees are eligible to receive awards under the 1998 Plan. The 1998 Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews the recommendations provided by the Chief Executive Officer with respect to the executive officers other than the Chief Executive Officer and makes a subjective determination regarding those recommendations.

         The compensation paid by the Company to its chief executive officer for fiscal 1998 was based upon an employment agreement negotiated with Mr. Leitman. The Compensation Committee has not conducted any surveys of compensation packages of chief executive officers in comparable companies, but believes, based upon the individual experience of its members, that the compensation package for Mr. Leitman for fiscal 1998 was reasonable based upon Mr. Leitman's experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See "Employment Agreement" for a description of Mr. Leitman's employment agreement.

                             Compensation Committee
-------------------------------------------------------------------------------

                                 William Lawson
                               Warren D. Bagatelle
                              Richard M.H. Thompson

                                PERFORMANCE GRAPH

         The following graph compares the annual change in Energy Research Corporation's cumulative total shareholder return on the Company's Common Stock for the five fiscal years ended October 31 1998 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq Stock Market and New York Stock Exchange for that period.

                                       ------------------------------FISCAL YEAR ENDING------------------------------
       COMPANY/INDEX/MARKET            10/29/93      10/31/94      10/31/95      10/31/96      10/31/97      10/30/98
       --------------------            --------      --------      --------      --------      --------      --------

Energy Research Corp.                   100.00         80.00         91.00         97.00        128.00        106.00
Misc Electric Equip, Supplies           100.00        135.71        157.64        168.26        298.66        212.37
Russell 2000 Index                      100.00         99.70        117.97        137.69        178.04        156.96


            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). All filings for 1998 were made on a timely basis except (i) Richard M. H. Thompson failed to file a form 4 with respect to two transactions which he later reported on Form 5 (ii) William Lawson failed to file a form 4 with respect to one transaction which he later reported on Form 5.

         The above information is to the Company's knowledge, based solely on a review of copies of reports furnished to the Company and representations of certain officers, directors and shareholders owning more than 10% of the Company's Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal year 1998, the Company sold to Daimler Benz affiliate MTU-Friedrichshafen GmbH ("MTU") fuel cell components for approximately $74,000.

         In November, 1989 the Company entered into a license agreement with MTU, which license was originally with Messerschmitt-Bolkow-Blohm GmbH, that granted to MTU an exclusive license, with certain exceptions, to develop the Company's carbonate fuel cell technology in Europe, and a non-exclusive license for the Middle East, Africa and South America. Pursuant to the MTU Agreement, the Company receives annual license fees and has the right to receive royalties upon commercial sales. Concurrent with the entering into of the MTU Agreement, MTU purchased 360,000 shares of Common Stock of the Company at a purchase price of $7.00 per share and made loans to the manufacturing subsidiary of the Company, which were secured by the stock of that subsidiary, in the aggregate principal amount of $1,980,000. During fiscal 1996, $877,000 of this loan was converted into 97,397 shares of common stock of the Company. MTU extended the maturity of $630,000 of the loan to November 30, 1997 with the right to convert principal and accrued interest to common stock of the Company at $9 per share. During December 1996 and December 1997, the Company paid to MTU $1,296,000 and $673,000, respectively, of principal and interest in full repayment of the loans from MTU. The Subscription Agreement between the Company and MTU also grants to all shareholders of the Company preemptive rights on sales of the Common Stock of the Company at a price less than $7.00 per share. As a condition to MTU entering into its agreements with the Company, substantially all of the then shareholders of the Company agreed to vote their shares in favor of one nominee of MTU to the Board of Directors of the Company for so long as MTU owns at least 10% of the Common Stock of the Company.

         In July 1998, the Company entered into a Cross-Licensing and Cross-Selling Agreement with MTU pursuant to which MTU and the Company have granted to each other the right to manufacture and sell each other's stationary power fuel cell products in their respective regions. Each company will pay the other royalties based upon sales.

         The Company believes that the terms of its transactions with MTU are no less favorable to the Company than it could have obtained from an unaffiliated third party.

         The Company has entered into an agreement with Loeb Partners Corporation pursuant to which Loeb Partners Corporation will serve as the lead standby underwriter for the rights offering currently being conducted by Evercel, as described under "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION". Mr. Bagatelle and Mr. Kempner, directors of the Company, are the Managing Director and Chairman and Chief Executive Officer, respectively, of Loeb Partners Corporation. Loeb Investors Co. LXXV, a principal stockholder of the Company, is affiliated with Loeb Partners Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed KPMG LLP, certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending October 31, 1999.

         A representative of KPMG LLP will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

         Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2000 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than October 29, 1999. A proposal by a shareholder submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company on or before January 12, 2000 or it will be considered untimely.

                           ANNUAL REPORT AND FORM 10-K

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: ENERGY RESEARCH CORPORATION, 3 GREAT PASTURE ROAD, DANBURY, CONNECTICUT 06813 ATTN: SHAREHOLDER RELATIONS.

                                  OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                                             By Order of the Board of Directors



                                             Joseph G. Mahler
                                             Corporate Secretary

Danbury, CT
February 26, 1999

                          ENERGY RESEARCH CORPORATION
                              3 GREAT PASTURE ROAD
                               DANBURY, CT 06813



                                                                           PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Jerry D. Leitman and Bernard S. Baker as Proxies, and each of them, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Energy Research Corporation (the "Company") held by the undersigned of record on February 5, 1999, at the annual meeting of the shareholders of the Company to be held on March 30, 1999 and at any and all adjournments thereof, and hereby revokes all former proxies:

1.  Election of ten directors.
      [ ] FOR all nominees listed below (except as marked to the contrary below)
      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below:


   Jerry D.Leitman    Warren D.Bagatelle    Bernard S.Baker        Richard M.H.Thompson
   Hansraj C. Maru    Michael Bode          Christopher R.Bentley  James D. Gerson
   Thomas L. Kempner  William A. Lawson



     (Instruction: To withhold authority to vote for any individual nominee or nominees, write that nominee's name(s) in the space provided below.)

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                                          (sign on reverse side)

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE.

                                             Dated _______________________, 1999

                                           ------------------------------------
                                                         Signature

                                           ------------------------------------
                                                  Signature if held jointly

                                          Please sign exactly as name appears on
                                          this card.  When shares are  held by
                                          joint tenants, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by president or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.


                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          PROXY CARD PROMPTLY USING THE ENCLOSED
                                          ENVELOPE.